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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2002

                                CVEO Corporation
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                 (Exact name of registrant specified in Charter)

           Delaware                      1-13430                 04-1419731
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

   790 Turnpike Street, Suite 202, North Andover, MA             01845
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        (Address of principal executive offices)                Zip Code

Registrant's telephone, including area code:                    978.794.5520
                                                             ------------------

                    One High Street, North Andover, MA 01845
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         (Former name and former address, if changed since last report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On June 6, 2002, the United States Bankruptcy Court for the District of Delaware (the "Court") confirmed the Second Amended Chapter 11 Plan, as modified (the "Plan") of CVEO Corporation, formerly named Converse, Inc. ("Debtor"), and an order was signed and entered by the Court on that date.
A copy of the Plan will be filed by amendment hereto.

         Under the terms of the Plan, holders of common stock of the Debtor will not receive any distribution on account of such stock, and, on the effective date of the plan, all outstanding common stock of the Debtor, and all options and other rights to acquire common stock of the Debtor will be cancelled and will be of no further force or effect. The Debtor anticipates that the Plan will be effective in July 2002.

ITEM 5.  OTHER EVENTS

         Pursuant to Bankruptcy Rule 2015, on June 4, 2002 CVEO Corporation filed its monthly operating report covering the period ending April 30, 2002 with the United States Bankruptcy Court for the District of Delaware.

         Attached as Exhibit 99.2 to this Form 8-K is the following financial information included in such monthly operating report:

o    Consolidated Balance Sheet as of April 30, 2002.
o Consolidated Income Statement for the month of April 2002 and the 16 months ended April 30, 2002.
o    Schedule of Cash Receipts and Disbursements April 1, 2002 to April 30,
     2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.2     Financial Information

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on June 21, 2002.

                                          CVEO CORPORATION

                                          By: /s/ James E. Lawlor
                                              ---------------------------------
                                              James E. Lawlor
                                              Senior Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit                                                                    Page
-------                                                                    ----
  99.2   Financial Information

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